UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 6, 2013

SANCON RESOURCES RECOVERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50760	58-2670972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Nan Fung Tower, 173 Des Voeux Road Central, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	+852-2868 0668

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 11, 2013, the Bankruptcy Court for the District of Nevada entered an order dismissing this bankruptcy case against the Registrant. As a result, all pending hearings in the case, except any pending hearings on fee applications for Chapter 13 cases, were vacated.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

The following exhibits are included with this Report:

Exhibit 99.1	Notice of Dismissal dated January 11, 2013 issued by the United States Bankruptcy Court, District of Nevada.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCON RESOURCES RECOVERY, INC.

Date: February 6, 2013	By:	/s/ Stephen Tang
Stephen Tang
Chief Executive Officer

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